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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-A


                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                        SAVVIS COMMUNICATIONS CORPORATION
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             (Exact name of registrant as specified in its charter)



           Delaware                                              43-1809960
   -----------------------                                   ------------------
   (State of incorporation                                   (I.R.S. Employer
       or organization)                                      Identification no.)


                  12007 Sunrise Valley Drive, Reston, VA 20191
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               (Address of principal executive offices) (Zip Code)

If this form relates to the                     If this form relates to the
registration of a class of securities           registration of a class of
pursuant to Section 12(b) of the                securities pursuant to Section
Exchange Act and is effective                   12(g) of the Exchange Act and is
pursuant to General Instruction                 effective pursuant to General
A.(c), please check the following               Instruction A.(d), please check
box. [ ]                                        the following box. [x]


Securities Act registration statement file number to which this form relates: 333-90881

Securities to be registered pursuant to Section 12(b) of the Act:

     Title of each class                          Name of each exchange on which
     to be so registered                          each class is to be registered
     -------------------                          ------------------------------

                                      NONE

Securities to be registered pursuant to Section 12(g) of the Act:

                          COMMON STOCK, $.01 PAR VALUE
                          ----------------------------
                                (Title of class)






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ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

         The information required by this item is incorporated by reference to the description of the Registrant's capital stock set forth under the heading "Description of Capital Stock" in Amendment No. 6 to the Registrant's Registration Statement on Form S-1 (SEC File No. 333-90881), as filed with the Securities and Exchange Commission on January 31, 2000, any amendments to the Registration Statement filed subsequently thereto (collectively, the "Registration Statement") and any form of prospectus filed pursuant to Rule 424(b) under the Securities Act of 1933, as amended.

ITEM 2.  EXHIBITS.

         The  following   exhibits  are  filed  as  part  of  this  Registration
Statement:

         1.   Amended and Restated  Certificate of  Incorporation.  Incorporated
              herein  by   reference   to  Exhibit   3.1  to  the   Registrant's
              Registration Statement.

         2. Certificate of Amendment to Amended and Restated Certificate of Incorporation. Incorporated herein by reference to Exhibit 3.2 to the Registrant's Registration Statement.

         3. Amended and Restated Bylaws of the Registrant. Incorporated herein by reference to Exhibit 3.3 to the Registrant's Registration Statement.

         4.   Form of Common Stock  Certificate of the Registrant.  Incorporated
              herein  by   reference   to  Exhibit   4.1  to  the   Registrant's
              Registration Statement.

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                                   SIGNATURES

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.


                                          SAVVIS COMMUNICATIONS CORPORATION


Date: February 8, 2000                  By:     /s/  Steven M. Gallant
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                                                     Steven M. Gallant
                                               Vice President, General Counsel
                                                        and Secretary







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